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                                                                    EXHIBIT 23.1



                         Independent Auditors' Consent

We consent to the incorporation by reference in Registration Statement Nos. 333-54836, 333-39366, and 333-44626 of AsiaInfo Holdings, Inc. on Form S-8 of our report dated January 19 2001, appearing in the Annual Report on Form 10-K of AsiaInfo Holdings, Inc. for the year ended December 31, 2000.



/s/ Deloitte Touche Tohmatsu
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Hong Kong
March 16, 2001